SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    ---------

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 22, 1999


                             BIG SMITH BRANDS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Delaware                        001-13590            13-3005371
------------------------------         -----------          -------------
State or other jurisdiction of         (Commission          (IRS Employer
incorporation or organization           File No.)         Identification No.)


7100 West Camino Real, Suite 402, Boca Raton, Florida                   33433
--------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)


                                 (561) 367-8283
--------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 2.  Acquisition of Disposition of Assets.

On April 23, 1999 Big Smith Brands, Inc. (the "Company") issued the following press release:

                             BIG SMITH BRANDS, INC.



FOR IMMEDIATE RELEASE
---------------------


                                           Contact:      Peter Lebowitz
                                                         Big Smith Brands, Inc.
                                                         (561) 367-8283

                                                         Peter Cullum/Dan Burris
                                                         Donley Communications
                                                         (212) 751-6126

           BIG SMITH CLOSES WORKWEAR ASSET SALE WITH WALLS INDUSTRIES;
            MARKS NEW DIRECTION FOR COMPANY IN SPORTSWEAR, LICENSING


        BOCA RATON, APR. 23, 1999-- Big Smith Brands Inc. (OTC:BSBI) announced today that late yesterday it closed the sale of its workwear manufacturing machinery along with its entire inventory of workwear products and raw materials. Big Smith also granted to Walls Industries, Inc. of Cleburne, Texas a license to manufacture workwear under the Big Smith label. Big Smith will now focus entirely on the manufacture and sale of sportswear and global licensing of other products.

        Walls has also entered into a lease for Big Smith's facilities in Carthage, Missouri and has assumed Big Smith's leased facility in Miami, Oklahoma. Walls paid Big Smith a price equal to the appraised value of the machinery and equipment plus the book value of all outstanding workwear inventory and raw materials. These amounts totalled in excess of $2.5 million dollars.

        In addition, in consideration for a ten-year non-compete agreement, Walls will pay Big Smith $4.6 million over an eight-year period.

        The transactions were approved by Big Smith's stockholders at the company's annual meeting which was held on April 20, 1999 in St. Louis, Missouri at which the stockholders also elected all nominees to the board of directors and ratified the appointment of Daszkal, Bolton & Manela, CPAs, as the company's auditors.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        Dated:  May 18, 1999


                                  BIG SMITH BRANDS, INC.




                                 By /s/ Susan Leonhardt
                                    ---------------------------------------
                                    Susan Leonhardt, Director of Administration/
                                    Accounting (Chief Accounting Officer and
                                    Authorized Registrant signer)


                                       -3-